Exhibit 10.17

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT. HOLDERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

Warrant No.【2019-001】	Date of Issuance: 【Aug-01-2019】

ZHONGCHAO INC.

WARRANT TO PURCHASE ORDINARY SHARES

This Warrant is issued to HF Capital Management Delta, Inc. (NO.335438) (the “Holder”) by Zhongchao Inc., a company incorporated and validly existing under the laws of the Cayman Islands (the “Company”). Capitalized terms but not otherwise defined herein shall have the meaning ascribed to them in the Letter of Intent entered into by the Company and the Holder HF Capital Management Delta, Inc. (NO.335438).

1. Grant Price

(a) Grant Price. This Warrant is issued to the Holder by the Company at the amount of U.S. dollar equivalent to Renminbi 20,000,000 (the “Grant Price”).

(b) Date of the Payment. The Holder shall pay the Grant Price to the Company upon the fulfillment of the conditions that (X)the Holder shall have completed and obtained relevant consents, approvals, orders, authorizations or registrations, qualifications, designations, declarations or filings with any governmental authority in the PRC as required in connection with the outbound direct investment of the Holder into the Company, and (Y) 众巢医学科技(上海)有限公司shall have paid Renminbi 20,000,000 to the Holder in connection with the reduction of registered capital of 众巢医学科技(上海)有限公司.

2. Purchase of Shares.

(a) Number of Shares. Subject to the terms and conditions set forth herein, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder in writing), to purchase from the Company 1,350,068 shares of fully paid and nonassessable shares of the Company’s Ordinary Shares, par value $0.0001 per share (which will be automatically convert into Class A Ordinary Shares, $0.001 per share upon the effectiveness of the amended and restated memorandum of association of the Company, the “Ordinary Shares”).

(b) Exercise Price. The exercise price for the Ordinary Shares issuable pursuant to this Section 1 (the “Shares”) shall be par value $0.0001 per share, or such other amount agreed by the Company and the Holder (as applicable, the “Exercise Price”). The Shares and the Exercise Price shall be subject to adjustment pursuant to Section 6 hereof.

3. Exercise Period.

(a) This Warrant shall be exercisable within six months after the satisfaction of all Exercise Conditions(the “Exercise Period”); provided, however, that this Warrant shall no longer be exercisable and become null and void upon the consummation of a Liquidation Event or Redemption (each as defined in the Company’s memorandum and articles of association, as amended from time to time). In the event of a contemplated Liquidation Event, the Company shall notify the Holder in writing as soon as practical, and the Holder shall notify Company in writing whether or not it will exercise this Warrant within twenty (20) days after delivery of notice by the Company.

(b) “Exercise Conditions” shall mean:

(i) All PRC governmental consent and approval required for the Holder to exercise the Warrant and pay the Exercise Price have been obtained, including without limitation, any approval or filing with respect to the Holder’s investment into the Company, and payment by the Holder of the Exercise price to the Company, and reasonable evidence thereof shall have been provided to the Company;

(ii) The Holder shall have fully paid the Grant Price; and

(iii) The Holder shall have immediate and unconditionally available funds to pay the Exercise Price in full upon exercise after the reduction of registered capital of 众巢医学科技(上海)有限公司.

4. Method of Exercise.

(a) While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise the purchase rights evidenced hereby. Such exercise shall be effected by:

(i) the surrender of the Warrant, together with a duly executed copy of the Notice of Exercise attached hereto, to the Secretary of the Company at its principal office (or at such other place as the Company shall notify the Holder in writing); and

(ii) the payment of the Exercise Price to the Company.

(b) The exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant is surrendered to the Company as provided in Section 4(a) above.

(c) As soon as practicable after the exercise of this Warrant, and in any event within ten (10) Business Days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct the Company to issue a certificate or certificates for the number of Shares to which such Holder shall be entitled.

5. Covenants of the Company.

(a) Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters and stock dividends) or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to such record date, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

(b) Covenants as to Exercise Shares. The Company covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of Ordinary Shares of the Company to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued Ordinary Shares of the Company shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Ordinary Shares of the Company to such number of shares as shall be sufficient for such purposes.

6. Adjustment of Exercise Price and Number of Shares. The number and kind of Shares purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time after the issuance but prior to the expiration of this Warrant subdivide its shares, by split-up or otherwise, or combine its shares, or issue additional shares as a dividend with respect to any shares, the number of shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate Exercise Price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 6(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization or change in the capital stock of the Company (other than as a result of a subdivision, combination or stock dividend provided for in Section 6(a) above), then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares and other securities or property receivable in connection with such reclassification, reorganization or change by a holder of the same number and type of securities as were purchasable as Shares by the Holder immediately prior to such reclassification, reorganization or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares or other securities or property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price per Share payable hereunder, provided the aggregate Exercise Price shall remain the same.

(c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

7. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefore on the basis of the Exercise Price then in effect.

8. No Shareholder Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and, except as otherwise provided in this Warrant, such Holder shall not be entitled to any shareholder notice or other communication concerning the business or affairs of the Company in respect of this Warrant.

9. Transfer of Warrant. Subject to compliance with applicable laws and any other contractual restrictions between the Company and the Holder, this Warrant and all rights hereunder are freely transferable by the Holder without the prior written consent of the Company, provided, however, that the Holder shall, prior to the effectiveness of such transfer, furnish to the Company written notice of the name and address of such transferee and the warrant that are being assigned to such transferee. Within two months after the Company’s receipt of an executed Assignment Form in the form attached hereto, the transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a (partial) transfer, the Company shall issue to the new holders one or more appropriate new warrants.

10. Governing Law. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdiction other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder or to enforce a judgment or other court ruling in favor of the Holder. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

11. Successors and Assigns. The terms and provisions of this Warrant and the Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective successors and assigns.

12. Counterparts. This Warrant may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13. Titles and Subtitles. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

14. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by internationally recognized express courier or sent by email or confirmed facsimile (upon customary confirmation of receipt), or five (5) business days after being deposited in the mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page hereto, or as subsequently modified by written notice, and if to the Company, with a copy to HF Capital Management Delta, Inc. (NO.335438).

15. Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

16. Entire Agreement; Amendments and Waivers. This Warrant and any other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Nonetheless, any term of this Warrant may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

17. Severability. If any provision of this Warrant is held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Warrant as of the date first written above.

Zhongchao Inc.

By:	/s/ Weiguang Yang
Name:	Weiguang Yang
Title:	Sole member

Address:	4th Floor, Harbour Place, 103 South Church Street, P.O. Box 10240, Grand Cayman KY1-1002, Cayman Islands

ACKNOWLEDGED AND AGREED:

HF Capital Management Delta, Inc. (NO.335438)

By:	/s/ Caisha Niu
Name:	Caisha Niu
Title:	Director
Address:	P.O. Box 2075, #31 The Strand, 46 Canal Point Drive George Town, Grand Cayman KY1-1105, Grand Cayman KY1-1105

NOTICE OF EXERCISE

【】

Attention: Corporate Secretary

The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant, as follows:

☐	_____________ Ordinary Shares pursuant to the terms of the attached Warrant, and tenders herewith payment in cash of the Exercise Price of such Shares in full, together with all applicable transfer taxes, if any.

HOLDER:

Date:___________________	By:

Address:

Name in which shares should be registered:

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

For Value Received, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Dated: _________________

Holder’s

Signature:

Holder’s

Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant. Officers of corporations and those acting in a fiduciary or other representative capacity should provide proper evidence of authority to assign the foregoing Warrant.